UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2008, Security Bank Corporation (SBKC) announced that effective September 16, 2008, H. Averett “Rett” Walker resigned as President and Chief Executive Officer and director of SBKC and director of its affiliate, Security Bank of Bibb County. SBKC and Mr. Walker are negotiating the terms of Mr. Walker’s separation agreement, which will be disclosed in a future filing on Form 8-K.

SBKC also announced that the board of directors appointed Tony E. Collins, Executive Vice President and Regional Executive-Atlanta, as interim President and Chief Executive Officer of SBKC, effective September 16, 2008.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated September 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: September 22, 2008	By:	/s/ James R. McLemore, Jr.
James R. McLemore, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated September 17, 2008